Pharsight

Pharsight Corporation

Investor Presentation

February 2005

Shawn O’Connor President & CEO

Cynthia Stephens SVP & CFO

Forward-Looking Statements

This presentation contains forward-looking statements related to future events or our future financial performance, including forward-looking statements regarding our competitive position, trends in customer demand, potential business growth, opportunities to leverage our financial model, our market position, potential increases in our revenue, customer base and market interest in our solutions, expansion of scope and increasing efficiency of consulting engagements, new service offerings, market conditions and future revenue growth and profitability. Actual releases of future versions of our software, including any new features and/or functionality that may be included therein, will be on a when-and-if available basis only, and whether any new version will actually be made available remains at the sole discretion of Pharsight.

These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, and the failure of the market for Pharsight’s products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions. Further information on potential factors that could affect actual results is included in Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on November 12, 2004. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight is…

Delivering breakthrough improvement in the clinical drug development process to pharmaceutical companies by…

Accelerating client product time-to-market

Improving client development efficiencies

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Profile

- **Background**
  - Founded 1995; IPO August 2000
  - Headquarters - Mountain View, CA
    - East Coast Office - Cary, NC
  - Headcount - approx 80
    - US, Europe, Australia
  - OTCBB: PHST
- **Business and Products**
  - Market leading provider of data repository and report automation tools and PK/PD data analysis software
    - Pharsight® Knowledgebase Server™ (PKS™) Suite
    - WinNonlin®
  - Opportunity to leverage and accelerate use of scientific methodology through new software application
    - Drug Model Explorer™ ("DMX™")
  - Unique provider of strategic scientific consulting and decision analysis delivering significant impact to customers' drug development process
- **Recent Financial Performance**
  - Demonstrable progress towards achievement of long-term sustainable, profitable revenue growth, with…
    - 4 consecutive quarters of net income
    - 7 consecutive quarters of revenue growth

Copyright © 2005 Pharsight. All rights reserved.
4
Pharsight

Executive Team

Shawn O’Connor

President & Chief Executive Officer QRS, Diasonics Ultrasound, Peat Marwick

Cynthia Stephens

SVP & Chief Financial Officer Rainmaker Systems, Calico, Quiver, Infoseek/ The Walt Disney Company

Mona Sowiski

SVP Drug Development Consulting Services Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt

Daniel Weiner, PhD

SVP Software Products

IVAX, Merrell Dow, Syntex, Quintiles

William Gillespie, PhD

VP & Lead Scientist, Consulting Services, East Coast

GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy

Greg Lee, PhD

VP Research & Development Sunrise Test Systems, Weitek, Schlumberger

Nancy Risch

VP Global Sales BBN Corporation, Interleaf, GE, Wang

Russ Wada, PhD

VP Consulting Services, West Coast and Japan Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW

Rene Bruno, PhD

Managing Director, Consulting Services, Europe Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Our Market Opportunity:

Drug Development Cost and Timeline

Research $25 Billion1

High throughput screening Combinatorial chemistry Genomics Rational drug design

Significant Productivity Increase and Investment

Clinical Development $48 Billion1

Long, risky and complex process

Of 5,000 screened compounds, 250 enter preclinical testing, 5 enter clinical testing, 1 is approved by FDA2

Avg cost to develop new drug $802M2

Only 3 out of 10 drugs produce revenues that match or exceed R&D costs2

Productivity Continues To Decline

1 2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003

2 PhRMA 2003 Industry Profile, March 2003

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Our Market Opportunity:

Development Expenditure Estimates

2003 – 2008 CAGR

Branded Pharma 8.6%

Generics 22.6%

Biotech 2.7%

Total Pharma 11.0%

$80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

2003 2004 2005 2006 2007 2008

Phase I – III Estimated at 34% of Total Spend

Branded Pharma

Generics

Biotech

Development Expenditure by Segment & Product Development Phase: Jefferies & Company—Jefferies Pharmaceutical Services Quarterly Preview – January 19, 2005

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Our Market Opportunity: Increasing Drug Failure Rates

Decreasing FDA Approval Rates

Chance of drug successfully reaching FDA approval from Phase I has rapidly decreased

Today = 8% approval rate1

25 Years Ago = 14% approval rate1

Impact of Shifting Failure Rates to Earlier Phases

Shifting 5% of failures from Phase III to Phase I = $20M reduction in drug development costs1

Shifting 5% of failures from Phase II to Phase I = $21M reduction in drug development costs1

Improving ability to predict failure by 10% before beginning clinical trials = $100M reduction in drug development costs1

1 Pacific Research Institute – Peter J. Pitts, Challenges and Opportunities in Health Care, Financial Times Global Pharmaceutical Conference, October 18-19, 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight

Software Products

Overview of Key Software Offerings

WinNonlin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Pharsight® Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Trial Simulator™ (“TS2™”)

Computer Assisted Clinical Trial Design & Simulation

WinNonMix® (“WNM™”)

Population Pharmacokinetic Modeling & Simulation

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

WinNonlin® ("WNL™")

Industry Standard for Pharmacokinetic ("PK"), Pharmacodynamic ("PD") Modeling and Non Compartmental Analysis

- **Key Benefits**
  - Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
  - Increases productivity in modeling, analysis and reporting activities
    - *Extensive built-in library of PK, PD and PK-PD models*
    - *One-button export of results, plots and tables to MS Word*
- **Potential Growth Drivers**
  - Maintain market share under current subscription model via renewals
  - Provide upgrade path to support incremental new revenue opportunity
    - *WNL 5.0 release announced for early fiscal year 2006*
- **Sales Model**
  - Subscription license model
  - Low-cost inside sales force
  - Average selling price
    $3,000 - $6,300 per seat


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11

Pharsight

Key Software Offerings

Pharsight® Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD

Data

Key Benefits

Dramatically improves data management and data access Increases productivity in analysis and reporting tasks Reduces long data preparation cycle for PK analysis

Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

Potential Growth Drivers

Installed base of current large pharma clients – expand seat count within current clients Optimize adoption pattern of industry – expand client-base beyond largest pharma into mid-size pharma and biotech

Tendency to follow the large-pharma leaders

Provide upgrade path, expanded utility

PKS 3.0 release announced for early fiscal year 2006

Sales Model

Subscription and perpetual license model Software license plus services Direct sales force Average selling price $5,500—$30,000 per seat

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight Knowledgebase Suite™ "PKS™"



WinNonlin
PKS Reporter
PKS Connectors
PKS Clients
Word
NONMEM
Excel
SAS
Pharsight
Knowledgebase Server

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13
Pharsight

Key Software Offerings

Trial Simulator™ 2.0 (“TS2™”)

State-of-the-Art Clinical Trial Design & Simulation Software

Key Benefits

Minimize risk of trial design

Intuitive, protocol-based interface for specifying trial designs

Formalize assumptions Quantify uncertainty

Built-in facility for exploring alternative trial designs and model uncertainty

Reduce cost of clinical trials and drug development time-to-market

Growth Drivers

Increase potential interoperability with other Pharsight tools

Sales Model

Subscription license model Low-cost inside sales force Average selling price $18,000—$25,000 per seat

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

WinNonMix® (“WNM™”)

Nonlinear Mixed Effects (Population) Analysis Software Application

Key Benefits

Extensive built-in library of PK, PD and PK-PD models NONMEM data import wizard Built-in report-ready graphics capability Estimation algorithms for sparse and for rich data sets Maximum likelihood or restricted maximum likelihood

Growth Drivers

Increase interoperability with other Pharsight tools

Provide upgrade path, expanded utility

Sales Model

Subscription license model Low-cost inside sales force Average selling price $6,700 – 15,600 per seat

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Recently Released to Market

Desktop application introduced in FY2004 Web-server application released Q3 FY2005

Key Benefits

Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

Powerful, user-friendly interface

Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space

Potential Growth Drivers

Expand client base of early adopters Expand utility and footprint of application Increase interoperability with other Pharsight tools

Sales Model

Subscription and perpetual license model Cross-sold with strategic consulting services

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Software Products Market Acceptance

Over 900 customers (FY2004)

All top 20 Pharma1 apply our computer-assisted drug development software products Our software applications are licensed for use on more than 3,000 researcher desktops 2 of the top 5 Pharma1 are early adopters of our new DMX TM ?product

Importance of DMXTM mentioned by 1 large client at recent FDA/DIAS workshop and AAPS

4 of the top 10 Pharma1 are PKS TM ?customers

7 of the top 20 Pharma1

14 PKS TM customers to-date

1 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight

Strategic Consulting Services

Strategic Consulting Services Methodology

A formal, quantitative, model-based decision-making method

Increases drug development productivity

Decreases late stage attrition Decreases time-to-market

Increases # of drugs reaching market per $ invested

Improves clinical quality and commercial performance of final product

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Offerings

Preclinical

Candidate prioritization, selection & preparation for first-in-man/ proof-of-concept

Early Phase

(I/IIa)

Proof-of-concept strategy Dose-finding strategy First-in-man dose Biomarker trial design Dose-ranging trial design

Late Phase

(IIb/III)

Go/no-go decision support Pivotal registration trial design

Post-Approval

Life-cycle management

Phase IIIb/IV strategy Competitive positioning

Label expansion strategy

LEVEL OF INTEGRATION AND

POTENTIAL IMPACT

Scaling (competitors, analogues) Clinical utility index analysis Adaptive trial and program design

Product profile assessment Dose justification and optimization

Support in-licensing and out-licensing decisions

Strategic consulting services combined with novel technology (DMX TM)

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Customer Testimonial

Aventis turned to a computer model from a small company named Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “We stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.” Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas Aventis Chief Scientific Officer and

Executive VP of Drug Innovation and Approval

FORBES ASAP

October 7, 2002

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Potential Growth Drivers

Industry Factors

Increased acceptance of modeling and simulation as alternative to clinical trial results in Pharma’s development cycle FDA Critical Path Initiative

Internal Factors

Expanding scope and increasing efficiency of consulting engagements

Expanded service offering

Continuing recruitment of best & brightest in the scientific community

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Market Penetration – Current Clients

Top 5 Pharma

100% Market Penetration

Top 10 Pharma

50% Market Penetration

Existing Pharsight Clients Unaddressed Market Opportunity

Top 50 Pharma

30% Market Penetration

Existing Pharsight Clients Unaddressed Market Opportunity

1 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight

Financial Overview

FY04 Accomplishments FY05 Objectives

Fiscal Year 2004 Results

Positive revenue momentum

Y-Y revenue growth of 27%

Effected operating efficiencies

Y-Y reductions in operating loss of 84%

Achieved profitability in Q4

Achieved positive annual operating cash flow

Introduced new product offering (DMX)

Fiscal Year 2005Objectives

Continued revenue growth

YTD Y-Y revenue growth of 34%

Profitability

YTD net income of $1.9 million, or 12% of revenues

Expansion of DMX capabilities

Release of DMX web-server in Q3

Additional new product development

Announced planned release of WNL 5.0 and PKS 3.0 early fiscal 2006

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Summary Statement of Operations—Y/Y Current Quarter & Year-to-Date

(‘000s except per share data)

Q3 Q3 YTD YTD

FY05 FY04 FY05 FY04

Revenues $6,462 $4,583 $16,568 $12,327

Cost of revenues 1,948 2,084 5,606 5,635

Gross profit 4,514 2,499 10,962 6,692

Operating expenses 3,024 2,771 8,851 8,782

Income (loss) from operations 1,490 (272) 2,111 (2,090)

Net income (loss) 1,411 (327) 1,926 (2,305)

Net income (loss) attributable to

common stockholders 1,266 (472) 1,461 (3,080)

EPS (common), basic $0.07 $(0.02) $0.08 $(0.16)

EPS (common), diluted $0.05 $(0.02) $0.07 $(0.16)

WASO—basic 19,117 19,052 19,088 19,049

WASO—diluted 28,195 19,052 28,282 19,049

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Summary Operating Results by Segment – Y/Y Current Quarter & Year-to-Date

(‘000s)

Q3 Q3 YTD YTD

FY05 FY04 FY05 FY04

SOFTWARE PRODUCTS $% $% $% $%

Revenues $4,153 100% $2,284 100% $9,309 100% $6,245 100%

Gross profit 3,597 87% 1,575 69% 7,907 85% 4,592 74%

Income (loss) from operations 1,397 34% (155) -7% 1,899 20% (981) -16%

STRATEGIC CONSULTING SERVICES

Revenues $2,309 100% $2,299 100% $7,259 100% $6,082 100%

Gross profit 917 40% 924 40% 3,055 42% 2,100 35%

Income (loss) from operations 187 8% (59) -3% 306 4% (879) -14%

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Pharsight

Summary Balance Sheet December 31, 2004

Dec 31, March 31,

(‘000s) 2004 2004

ASSETS

Cash & Cash Equivalents $8,766 $10,027

Accounts Receivable, Net 6,393 3,770

Total Current Assets 15,725 14,517

Total Assets 16,584 15,294

LIABILITIES & STOCKHOLDERS’ DEFICIT

A/P & Accrued Expenses $3,345 $2,518

Deferred Revenue—Short Term 7,954 7,987

Notes Payable & Capital Leases 1,875 1,930

Total Current Liabilities 13,174 12,435

Deferred Revenue—Long Term 144 516

Notes Payable—Long Term 438 1,094

Redeemable Conv Pref Stock 6,266 6,164

Stockholders Deficit (3,438) (4,915)

Total Liabilities & S/H Deficit 16,584 15,294

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Pharsight

Equity Structure

(All share data as of December 31, 2004)

Common Shares O/S: 19.1 million Preferred Shares O/S: 1.9 million

Series A 1.8 million / Series B 0.1 million

Common Equivalent Shares (as converted): 26.6 million PIPE Financing 6/02 and 9/02 = $7.5M

1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant Preferred conversion ratio 1:4 Warrants exercisable for 1 share common @ $1.15 Dividend rights: 8%/annum cash or Series B shares Conversion:

Automatically upon consent of 75% of preferred holders, or

Upon close of public offering of at least $3.006 per share and proceeds of $40M

Redemption:

At election of at least 75% of preferred holders (or at Pharsight’s option) after 5th anniversary of initial issuance at $4.008 per share (June 2007)

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Pharsight

Quarterly Revenues

(‘000s) $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

Software Products Strategic Consulting

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05

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Pharsight

Quarterly Gross Profit

(Percentage of Segment Revenues)

Strategic Consulting

Software Products

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05

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Pharsight

Sequential Profitability

(‘000s)

Profitability achieved Q4 FY04 $6,500 $6,000 $5,500 $5,000 $4,500 $4,000 $3,500

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05

Revenues Costs & Expenses

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Pharsight

Quarterly Operating Income Growth
(000s)


$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05

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33
Pharsight

Quarterly Operating Cash Flow
('000s)



$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05

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34
Pharsight

Summary

Current Pharma Market Trends…

Increasing Mindshare for Quantitative-Based Modeling & Simulation… Continuing Pharsight Investment in Revenue Optimization & Product Development… Financial Stability Achieved in FY04 and First 9 Months of FY05…

All Support Our Drive Towards Sustainable Growth and Profitability

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Notices

Proprietary Notice

All contents Copyright ©2005 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation. WinNonlin®, WinNonMix® and Pharsight® are registered trademarks of Pharsight Corporation. Pharsight Knowledgebase Server™, PKS™, PKS Reporter™, Drug Model Explorer™, DMX™, Trial Simulator™ and TS2™ are trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2005 Pharsight. All rights reserved. 36 Pharsight

Pharsight.